Prospectus Supplement Supplement dated January 1, 2021

California High-Yield Municipal Fund ■ California Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated January 1, 2021)

Effective January 15, 2021, the following replaces the fifth bullet point under Sales Charge Reductions and Waivers Available through Ameriprise Financial in Appendix A in the prospectus.

•Shares exchanged from C Class shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of C Class shares for load waived shares, that waiver will also apply to such exchanges.

Effective March 1, 2021, C Class shares will automatically convert to A Class shares after being held for eight years.

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CL-SPL-96851 2101